SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


       Date of Report
       (Date of earliest
       event reported):        October 26, 2000


                            Oshkosh Truck Corporation
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                     1-13886                         39-0520270
---------------           ---------------------                  ----------
(State or other             (Commission File                   (IRS Employer
jurisdiction of                  Number)                    Identification No.)
incorporation)


                     P.O. Box 2566, Oshkosh, Wisconsin 54903
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 235-9151
                         (Registrant's telephone number)

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Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)    Not applicable.

           (b)    Not applicable.

           (c)    Exhibits. The following exhibit is being filed herewith:

                  (99.1) Script for Analyst Conference Call Held October 26,
                         2000.


Item 9.    Regulation FD Disclosure.
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           On October 26, 2000, Oshkosh Truck Corporation (the "Company") held a conference call for analysts in connection with the announcement of the Company's earnings for the fourth quarter ended September 30, 2000. A copy of the script (the "Script") for such conference call is filed as Exhibit 99.1 and is incorporated by reference herein. An audio replay of such conference call and the related question and answer session will be available for thirty days on the Company's web site at www.oshkoshtruck.com.

           The information, including without limitation, all forward-looking statements, contained in the Script or provided in the conference call and related question and answer session speaks only as of October 26, 2000. The Company has adopted a policy that if the Company makes a determination that it expects earnings for future periods for which projections are contained in the Script to be lower than those projections, then the Company will publicly announce such revised projections. The Company's policy also provides that the Company does not intend to make such a public announcement if the Company makes a determination that it expects earnings for future periods to be at or above the projections contained in the Script. Except as set forth above, the Company assumes no obligation, and disclaims any obligation, to update information contained in the Script or provided in the conference call and related question and answer session. Investors should be aware that the Company may not update such information until the Company's next quarterly conference call, if at all.

           The Script contains, and representatives of the Company made, during the conference call and the related question and answer session, "forward-looking statements" that are believed to be within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the Script or made during the conference call and related question and answer session, including, without limitation, statements regarding the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimates," "anticipate," "believe," "should" or "plans," or the negative thereof or variations thereon or similar terminology. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations include, without limitation, the following:

           Accuracy of Assumptions. The expectations reflected in the forward-looking statements, in particular those with respect to projected sales, costs, earnings and debt levels, are based in part on certain assumptions made by the Company, some of which are referred to in, or as part of, the forward-looking statements. Such assumptions include, without limitation, the Company's ability to achieve cost reductions in the fire and emergency segment; the amount of costs to the Company to bid for the Family of Medium Tactical Vehicles ("FMTV") Competitive Rebuy program; the completion of testing and commencement of full rate production for the Medium Tactical Vehicle Replacement ("MTVR") program without delays or failures; the Company's estimates for fiscal 2001 concrete placement activity and related mortgage rates and housing starts and capital expenditures of large refuse haulers and municipalities; the Company's ability to double margins in refuse packer manufacturing; and the Company's estimates for interest costs in fiscal 2001. Although the Company believes such assumptions are reasonable, there can be no assurance that the assumptions referred to in the forward-looking statements or otherwise are accurate or will prove to have been correct. Any assumptions that are inaccurate or do not prove to be correct could have a material adverse effect on the Company's ability to achieve the forward-looking statements.

           Cyclical Markets. A decline in overall customer demand in the Company's cyclical commercial or fire and emergency markets could have a material adverse effect on the Company's operating performance. The ready-mix concrete market that the Company serves is highly cyclical and impacted by the strength of the economy generally, by prevailing mortgage and other interest rates, by the number of housing starts and by other factors that may have an effect on the level of concrete placement activity, either regionally or nationally. The U.S. concrete placement industry has experienced significant downturns in the past, which have materially adversely affected the net sales, profitability and cash flow of suppliers to the concrete placement industry, including the Company, and it is likely that the industry will experience similar downturns at some point in the future. An economic recession similarly may adversely effect the waste management industry and may reduce expenditures for fire and emergency equipment.

           U.S. Government Contracts. The Company is dependent on U.S. government contracts for a substantial portion of its business. That business is subject to the following risks, among others, that could have a material adverse effect on the Company's operating performance:

           o The Company's business is susceptible to changes in the U.S. defense budget, which may reduce revenues expected from the Company's defense business.

           o The U.S. government may not appropriate expected funding for the Company's U.S. government contracts, which may prevent the Company from realizing revenues under current contracts.

           o Most of the Company's U.S. government contracts are fixed-price contracts and the Company's actual costs may exceed its projected costs, which could result in lower profits or net losses under these contracts.

           o Certain of the Company's U.S. government contracts could be suspended or terminated or could expire in the near future and not be replaced, which could reduce expected revenues from these contracts.

           o The Company's U.S. government contracts are subject to audit, which could result in adjustments of the Company's costs and prices under these contracts.

           Completion and Financing of Acquisitions. A substantial portion of the Company's growth in the past four years has come through acquisitions, and the Company's growth strategy is based in part upon acquisitions. The Company may not be able to identify suitable acquisition candidates, obtain financing for future acquisitions or complete future acquisitions, which could adversely effect the Company's future growth. If any future acquisitions are completed, including the Company's acquisition of Medtec Ambulance Corporation, the Company may not be able to integrate the acquired businesses or operate them profitably, and any such future acquisitions could be dilutive to the Company's earnings per share. The Company's level of indebtedness may increase in the future if the Company finances acquisitions with debt, which would cause the Company to incur additional interest expense and could increase the Company's vulnerability to general adverse economic and industry conditions and limit the Company's ability to obtain additional financing. If the Company issues shares of its stock as currency in any future acquisitions, then the Company's earnings per share may be diluted as a result of the issuance of such stock.

           Interruptions in the Supply of Parts and Components. The
     Company may in the future experience significant disruption or termination of the supply of some of the Company's parts, materials, components and final assemblies that the Company obtains from sole source suppliers or subcontractors or incur a significant increase in the cost of these parts, materials, components or final assemblies. Such disruptions, terminations or cost increases could delay sales of the Company's trucks and truck bodies and could result in a material adverse effect on the Company's financial condition, profitability and cash flows.

           Competition. The Company operates in highly competitive industries. Several of the Company's competitors have greater financial, marketing, manufacturing and distribution resources than the Company. There can be no assurance that the Company's products will continue to compete successfully with the products of competitors or that the Company will be able to retain its customer base or to improve or maintain its profit margins on sales to its customers, all of which could adversely affect the Company's financial condition, profitability and cash flows.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, including, but not limited to, the Company's prospectus dated November 18, 1999 included in the Company's Registration Statement on Form S-3 No. 333-87149. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements contained in this Current Report on Form 8-K and the Company's other filings with the Securities and Exchange Commission.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OSHKOSH TRUCK CORPORATION



Date:  October 26, 2000                         By: /s/ Charles L. Szews
                                                   -----------------------------
                                                   Charles L. Szews
                                                   Executive Vice President and
                                                   Chief Financial Officer

                            OSHKOSH TRUCK CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated October 26, 2000


Exhibit
Number

(99.1)            Script for Analyst Conference Call Held October 26, 2000.









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